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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2000
                               (December 3, 2000)

                             FORWARD AIR CORPORATION
             (Exact name of registrant as specified in its charter)


           TENNESSEE                      000-22490              62-1120025
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)


            430 AIRPORT ROAD
         GREENEVILLE, TENNESSEE                            37745
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (423) 636-7100

                                       N/A
          (Former name or former address if changed since last report)


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ITEM 5.  OTHER EVENTS

         On December 3, 2000, Forward Air, Inc. ("Forward Air"), a wholly-owned subsidiary of Forward Air Corporation, purchased the assets of Dedicated Transportation Services, Inc. ("DTSI") from SouthTrust Bank ("SouthTrust"). The DTSI assets were sold following default by DTSI affiliate Professional Transportation Group, Ltd., Inc. on secured loans with SouthTrust.

         DTSI was a leading contractor to the air cargo industry providing both truckload and less than truckload surface transportation to its nationwide customer base. DTSI operated a national network comprised of company locations and agent locations serving 70 U.S. markets. The air freight operations of DTSI are being integrated into the operations of Forward Air.


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ITEM 7(C)    EXHIBITS

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       99.1     Press Release dated December 4, 2000
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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FORWARD AIR CORPORATION

Date: December 13, 2000             By: /s/ Bruce A. Campbell
                                        ----------------------------------------
                                        Bruce A. Campbell
                                        President